Prospectus April 30, 2006 • • • • • •

   GUINNESS | ATKINSON
               FUNDS

    Alternative Energy Fund
    Asia Focus Fund
    Asia Pacific Dividend Fund
    China & Hong Kong Fund
    Global Energy Fund
    Global Innovators Fund

    This prospectus covers the six Funds currently offered by Guinness Atkinson Funds. You   will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds’ Statement of Additional Information, which is incorporated by reference into this prospectus.

  The Securities and Exchange Commission has not approved any of the above-listed Funds’ securities. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

Guinness Atkinson Funds

Prospectus

April 30, 2006

TABLE OF CONTENTS

3	Alternative Energy Fund
6	Asia Focus Fund
10	Asia Pacific Dividend Fund
13	China & Hong Kong Fund
17	Global Energy Fund
21	Global Innovators Fund
25	Risks of Investing in Our Funds
28	Fund Management
30	Shareholder Guide
38	Financial Highlights
Privacy Policy

The investment advisor of Guinness Atkinson Funds is Guinness Atkinson Asset Management, Inc. (the “Advisor” or “Guinness Atkinson”). Throughout this prospectus, the Advisor is often referenced as “we” or “us.”

RISK/RETURN SUMMARY

ALTERNATIVE ENERGY FUND

Investment Objective
The Alternative Energy Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Alternative Energy Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of (both U.S. and non-U.S.) companies involved in the alternative energy or energy technology sectors. Alternative energy includes, but is not limited to power generated through solar, wind, hydroelectric, tidal wave, geothermal, biomass or biofuels. Energy technology includes technologies that enable these sources to be tapped and also various manners of storage and transportation of energy, including hydrogen and other types of fuel cells, batteries and flywheels, as well as technologies that conserve or enable more efficient use of energy.  The Fund will not change this policy unless it gives shareholders at least 60 days notice.

These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

Under normal market conditions the Alternative Energy Fund intends to invest in approximately 40 to 60 stocks. The Advisor will invest the Fund’s assets in securities of all market capitalization companies and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets.

Except as noted above, Fund’s Board of Trustees (the “Board”) may change the Alternative Energy Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Alternative Energy Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash investments or high quality short-term money market instruments. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks

The Alternative Energy Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in this Fund may be more risky than investing in a fund that invests in the U.S. due to increased volatility of foreign markets. You may lose money by investing in this Fund if any of the following occur:

•	Stocks that comprise the energy sector decline in value;

•	Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy decline;

•	The Fund has difficulty selling small- or mid-cap or emerging market stocks during a down market due to lower liquidity and higher volatility;

•	The currencies that denominate any foreign holdings in the Fund decline in value against the U.S. dollar;

•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;

•	Political, social or economic instability causes the value of the Fund’s investments to decline; or

•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Alternative Energy Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The Alternative Energy Fund is non-diversified. It may hold larger positions in a relatively small number of stocks. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

The Alternative Energy Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the following group of industries: solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate in these sectors. The Advisor determines an issuer’s industry classification based on Standard Industry Codes established by the Securities and Exchange Commission and the Advisor’s evaluation of the issuer’s operations.

See “Risks of Investing in Our Funds” for a more detailed discussion of the risks associated with investing in the Alternative Energy Fund.

Annual Returns and Performance Table

No performance information is available for the Alternative Energy Fund since it is new.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Energy Fund:

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases:
(as % of offering price)	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends/Distributions:	None
Redemption Fee:(1)	2.00%
Exchange Fee:	None
Maximum Account Fee:	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees:	1.00%
Distribution Fees:	None
Other Expenses (including a Shareholder Servicing Fee of up to 0.25%): (2)	0.98%
Total Annual Fund Operating Expenses: (3)	1.98%
(1) You will be charged a 2% fee if you redeem or exchange shares of this Fund within 30 days of purchase. There is also a $15 fee for redemption by wire.
(2) “Other Expenses” are based on estimates for the fiscal year ending December 31, 2006.
(3) The Advisor is contractually obligated to cap the Fund’s Total Annual Operating Expenses at 1.98% through June 30, 2007. To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.98% expense cap.

Example
This example is intended to help you compare the cost of investing in the Alternative Energy Fund with the cost of investing in other mutual funds.

The Example assumes that:
•  you invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of those periods;
•  your investment has a 5% return each year; and
•  the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$201	$621

RISK/RETURN SUMMARY

ASIA FOCUS FUND

Investment Objective
The Asia Focus Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Asia Focus Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian companies. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund considers an issuer of securities to be an Asian company if: (i) it is organized under the laws of a country in Asia or has a principal office in a country in Asia; (ii) it derives a significant portion (i.e., 50% or more) of its total revenues from business in Asia; or (iii) its equity securities are traded principally on a stock exchange in Asia or in an over-the-counter market in Asia. The Fund will not change this policy unless it gives shareholders at least 60 days notice.

Under normal market conditions the Asia Focus Fund will invest in at least four different countries. These countries include but are not limited to:

Mainland China, Hong Kong, Taiwan, South Korea, Singapore, Thailand, Malaysia, Philippines, Vietnam, Indonesia, India, Pakistan, Bangladesh, and Sri Lanka.

Under normal market conditions the Asia Focus Fund intends to invest in approximately 35 to 40 stocks. The Advisor will invest the Fund’s assets in securities of all market capitalization companies, including companies in emerging markets.

Except as noted above, the Board may change the Asia Focus Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks

The Asia Focus Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in this Fund may be more risky than investing in a Fund that invests in the U.S. due to increased volatility of foreign markets. You may lose money by investing in this Fund if any of the following occur:

•	The Asian stock markets decline in value;

•	Asian stocks fall out of favor with investors;

•	The Fund has difficulty selling small- or mid-cap or emerging market stocks during a down market due to lower liquidity and higher volatility;

•	The value of Asian currencies declines relative to the U.S. dollar;

•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;

•	Political, social or economic instability in Asia causes the value of the Fund’s investments to decline; or

•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Asia Focus Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The Asia Focus Fund is non-diversified. It may hold larger positions in a relatively small number of stocks. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See “Risks of Investing in Our Funds” for a more detailed discussion of the risks associated with investing in this Fund.

Annual Returns and Performance Table

Annual Returns

The Annual Returns bar chart demonstrates the risks of investing in the Asia Focus Fund by showing changes in the Fund’s performance from January 1, 1997 through December 31, 2005. The following table also demonstrates these risks by showing how the Fund’s average annual returns compare with those two broad-based securities market indices. Market indices are not available for investment and do not incur expenses. Past performance, before or after taxes, is not indicative of future performance.

Prior to December 27, 2001, the Asia Focus Fund invested primarily in small-capitalization Asian companies, in contrast to the Fund’s current investment policy of investing in Asian companies without regard to market capitalization. The performance information presented reflects the management of the Fund under its former and current investment policies and might have been different if the Fund’s investments had been managed under its current investment policies for the entire period shown.

During the period shown in the bar chart, the best performance for a quarter was 40.59% (for the quarter ended June 30, 1999). The worst performance was -37.39% (for the quarter ended December 31, 1997).

Average Annual Returns
as of 12/31/05	One Year	Five Year	Since Inception 4/29/96
Asia Focus Fund:
Return Before Taxes	20.83%	19.63%	0.26%
Return After Taxes on Distributions(1)	20.76%	19.65%	0.21%
Return After Taxes on Distributions and Sale of Fund Shares(1)	14.08%	17.52%	0.22%
MSCI AC Far East Free Ex Japan Index(2)	21.13%	13.03%	-0.12%
S&P 500 Index(3)	3.01%	0.54%	8.64%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(2) The MSCI AC Far East Free Ex Japan Index is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan.
(3) The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks of U.S. companies.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Asia Focus Fund:

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases:
(as % of offering price)	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends/Distributions:	None
Redemption Fee:(1)	2.00%
Exchange Fee:	None
Maximum Account Fee:	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees:	1.00%
Distribution Fees:	None
Other Expenses (including a Shareholder Servicing Fee of up to 0.25%):	0.87%
Total Annual Fund Operating Expenses: (2)	1.87%
(1) Prior to July 31, 2006, you will be charged a 2% fee if you redeem or exchange shares of this Fund within 90 days of purchase. Beginning July 31, 2006, the 2% fee will be charged on redemptions or exchanges of Fund shares within 30 days of purchase.  There is also a $15 fee for redemption by wire.

(2) The Advisor is contractually obligated to cap the Fund’s Total Annual Operating Expenses at 1.98% through June 30, 2007. To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.98% expense cap.

Example

This example is intended to help you compare the cost of investing in the Asia Focus Fund with the cost of investing in other mutual funds.

The Example assumes that:

•  you invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of those periods;
•  your investment has a 5% return each year; and
•  the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$190	$575	$986	$2,132

RISK/RETURN SUMMARY

ASIA PACIFIC DIVIDEND FUND

Investment Objective
The Asia Pacific Dividend Fund’s investment objective is to provide investors with dividend income and long-term capital growth.

Principal Investment Strategies

The Asia Pacific Dividend Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-producing equity securities of Asia Pacific companies. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund considers an issuer of securities to be an Asia Pacific company if: (i) it is organized under the laws of a country in the Asia Pacific region or has its headquarters in a country in the Asia Pacific region; (ii) it derives a significant portion (i.e. 50% or more) of its total revenues from business in the Asia Pacific region but is listed elsewhere; or (iii) its equity securities are traded principally on a stock exchange in the Asia Pacific region or in an over-the-counter market in the region. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

The Asia Pacific Dividend Fund seeks to allow investors the opportunity to profit from the transition of Asia Pacific economies as they move from developing to developed economies. In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region. This strategy is designed to both reduce risk and provide some income.

Under normal market conditions the Asia Pacific Dividend Fund will invest in at least four different countries. These countries include but are not limited to:

Australia, Bangladesh, China, Hong Kong, India, Japan, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam.

Under normal market conditions the Asia Pacific Dividend Fund intends to invest in approximately 40 to 50 stocks. The Advisor will invest the Fund’s assets in securities of all market capitalization companies that are dividend-producing and in companies domiciled in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets. The Advisor may also consider investing in securities that are deemed likely to become income-producing.

Except as noted above, the Board may change the Asia Pacific Dividend Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Asia Pacific Dividend Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks

The Asia Pacific Dividend Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in this Fund may be more risky than investing in a fund that invests in the U.S. due to increased volatility of foreign markets. You may lose money by investing in this Fund if any of the following occur:

•	Stock markets in the Asia Pacific region decline in value;

•	Stocks of Asia Pacific companies fall out of favor with investors;

•	The Fund has difficulty selling small- or mid-cap or emerging market stocks during a down market due to lower liquidity and higher volatility;

•	The currencies that denominate any foreign holdings in the Fund decline in value against the U.S. dollar;

•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;

•	Political, social or economic instability causes the value of the Fund’s investments to decline; or

•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Asia Pacific Dividend Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The Asia Pacific Dividend Fund is non-diversified. It may hold larger positions in a relatively small number of stocks. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See “Risks of Investing in Our Funds” for a more detailed discussion of the risks associated with investing in the Asia Pacific Dividend Fund.

Annual Returns and Performance Table

No performance information is available for the Asia Pacific Dividend Fund since it is new.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Asia Pacific Dividend Fund:

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases:
(as % of offering price)	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends/Distributions:	None
Redemption Fee:(1)	2.00%
Exchange Fee:	None
Maximum Account Fee:	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees:	1.00%
Distribution Fees:	None
Other Expenses (including a Shareholder Servicing Fee of up to 0.25%): (2)	0.98%
Total Annual Fund Operating Expenses: (3)	1.98%
(1) You will be charged a 2% fee if you redeem or exchange shares of this Fund within 30 days of purchase. There is also a $15 fee for redemption by wire.
(2) “Other Expenses” are based on estimates for the fiscal year ending December 31, 2006.
(3) The Advisor is contractually obligated to cap the Fund’s Total Annual Operating Expenses at 1.98% through June 30, 2007. To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.98% expense cap.

Example
This example is intended to help you compare the cost of investing in the Asia Pacific Dividend Fund with the cost of investing in other mutual funds.

The Example assumes that:
•  you invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of those periods;
•  your investment has a 5% return each year; and
•  the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$201	$621

RISK/RETURN SUMMARY

CHINA & HONG KONG FUND

Investment Objective
The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong.

Principal Investment Strategies

The China & Hong Kong Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in the following types of equity securities:

•	equity securities of companies that are primarily traded on the China or Hong Kong exchanges; or

•	equity securities of companies that derive at least 50% of their revenues from business activities in China and/or Hong Kong, but which are listed and traded elsewhere.

The Fund will not change this policy unless it gives shareholders at least 60 days notice.

Equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The China & Hong Kong Fund normally invests at least 65% of its total assets in companies included in the Hang Seng Composite Index, although the actual weightings of the Hang Seng Composite Index companies held in the Fund’s portfolio may be higher than that. The Advisor will invest the Fund’s assets in securities of all market capitalization companies, including companies in emerging markets.

Except as noted above, the Board may change the China & Hong Kong Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unsuitable and would impair the pursuit of the China & Hong Kong Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks

The China & Hong Kong Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in this Fund may be more risky than investing in a Fund that invests in the U.S. due to increased volatility of foreign markets. You may lose money by investing in this Fund if any of the following occur:

•	The Hong Kong and/or China stock markets decline in value;

•	China and/or Hong Kong stocks fall out of favor with investors;

•	The Fund has difficulty selling small- or mid-cap or emerging market stocks during a down market due to lower liquidity and higher volatility;

•	A stock or stocks in the Fund’s portfolio do not perform well;

•	The value of Chinese currencies declines relative to the U.S. dollar;

•	The Chinese government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;

•	Political, social or economic instability in China causes the value of the Fund’s investments to decline; or

•	The Advisor’s strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

In addition, investing in common stocks entails a number of risks. The stock markets in which the China & Hong Kong Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The China & Hong Kong Fund is non-diversified. It may hold larger positions in a relatively small number of stocks. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See “Risks of Investing in Our Funds” for a more detailed discussion of the risks associated with investing in the China & Hong Kong Fund.

Annual Returns and Performance Table

Annual Returns

The Annual Returns bar chart demonstrates the risks of investing in the China & Hong Kong Fund by showing changes in the Fund’s performance from January 1, 1995 through December 31, 2005. The following table also demonstrates these risks by showing how the Fund’s average annual returns compare with those two broad-based securities market indices. Market indices are not available for investment and do not incur expenses. Past performance, before or after taxes, is not indicative of future performance.

During the period shown in the bar chart, the best performance for a quarter was 32.16% (for the quarter ended December 31, 1999). The worst performance was -28.34% (for the quarter ended December 31, 1997).

Average Annual Returns
as of 12/31/05	One Year	Five Years	Ten Years
China & Hong Kong Fund
Return Before Taxes	6.61%	5.69%	6.35%
Return After Taxes on Distributions(1)	5.64%	5.16%	5.28%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.88%	4.62%	4.85%
Hang Seng Index (2)	8.69%	3.37%	7.40%
Hang Seng Composite Index(3)	10.27%	N/A	N/A
S&P 500 Index (4)	3.01%	0.54%	9.06%
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Hang Seng Index is a barometer of the Hong Kong Stock Market. The Index comprises 33 constituent stocks, whose aggregate market capitalization accounts for about 70% of the total market capitalization of the Stock Exchange of Hong Kong Limited.

(3) The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on average market capitalization for the past 12 months. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have 5 or ten year returns.

(4) The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the China & Hong Kong Fund:

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases:
(as % of offering price)	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends/Distributions:	None
Redemption Fee:(1)	2.00%
Exchange Fee:	None
Maximum Account Fee:	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees:	1.00%
Distribution Fees:	None
Other Expenses (including a Shareholder Servicing Fee of up to 0.25%):	0.63%
Total Annual Fund Operating Expenses: (2)	1.63%
(1) Prior to July 31, 2006, you will be charged a 2% fee if you redeem or exchange shares of this Fund within 90 days of purchase. Beginning July 31, 2006, the 2% fee is charged on redemptions or exchanges of Fund shares within 30 days of purchase.  There is also a $15 fee for redemption by wire.

(2) The Advisor is contractually obligated to cap the Fund’s Total Annual Operating Expenses at 1.98% through June 30, 2007. To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.98% expense cap.

Example

This example is intended to help you compare the cost of investing in the China & Hong Kong Fund with the cost of investing in other mutual funds.

The Example assumes that:

•  you invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of those periods;
•  your investment has a 5% return each year; and
•  the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$166	$514	$887	$1,933

RISK/RETURN SUMMARY

GLOBAL ENERGY FUND

Investment Objective
The Global Energy Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Global Energy Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of both U.S. and non-U.S. companies principally engaged in the production, exploration or discovery, or distribution of energy including the research and development or production of alternative energy sources. For purposes of this policy, the term “principally engaged” means that the company must derive at least 50% of its annual gross revenues from the activities listed in the previous sentence. The Fund will not change this policy unless it gives shareholders at least 60 days advance notice. The Advisor believes that growing demands on existing energy supplies, in particular petroleum-based energy supplies, could lead to higher prices for this and other traditional energy sources and the profitable development of alternative sources of energy.

These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

Under normal market conditions the Global Energy Fund will invest in approximately 20 to 35 stocks. The Fund will invest in securities of companies without regard to market capitalization and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets.

Except as noted above, the Board may change the Global Energy Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Global Energy Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks

The Global Energy Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in the Fund may be more risky than investing in a fund that invests in the U.S. due to increased volatility of foreign markets. You may lose money by investing in this Fund if any of the following occur:

•	Stocks that comprise the energy sector decline in value;
•	Prices of energy (oil, gas, electricity) or alternative energy supplies decline, which would likely have a negative affect on the Fund’s holdings;
•	The currencies in which the Fund’s foreign investments are denominated decline in value against the U.S. dollar;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social or economic instability causes the value of the Fund’s investments to decline;
•	The Fund has difficulty selling small- or mid-cap or emerging market stocks during a down market due to lower liquidity and higher volatility; or
•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Global Energy Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The Global Energy Fund is non-diversified. It may hold larger positions in a relatively smaller number of stocks. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See “Risks of Investing in Our Funds” for a more detailed discussion of the risks associated with investing in the Global Energy Fund.

Annual Returns and Performance Table

Annual Returns

The Annual Returns bar chart demonstrates the risks of investing in the Global Energy Fund by showing changes in the Fund’s performance from January 1, 2005 through December 31, 2005. The following table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices. Market indices are not available for investment and do not incur expenses. Past performance, before or after taxes, is not indicative of future performance.

During the period shown in the bar chart, the best performance for a quarter was 31.12% (for the quarter ended September 30, 2005). The worst performance was -4.88% (for the quarter ended December 31, 2005).

Average Annual Returns

as of 12/31/05	One Year	Since Inception June 30, 2004
Global Energy Fund
Return Before Taxes	63.92%	58.57%
Return After Taxes on Distributions(1)	63.30%	58.13%
Return After Taxes on Distributions and Sale of Fund Shares(1)	41.79%	50.36%
MSCI World Energy Index (2)	26.20%	28.88%
S&P 500 Index (3)	4.91%	8.12%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(2) The MSCI World Energy Index is a measure of 23 developed markets consisting of large, medium, and small cap companies.
(3) The S&P 500 Index is a market capitalization weighted price-only index composed of 500 widely held common stocks of U.S. companies.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Energy Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases: (as % of offering price)	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions:	None
Redemption Fee:(1)	1.00%/2.00%
Exchange Fee:	None
Maximum Account Fee:	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees:	0.75%(2)
Distribution Fees:	None
Other Expenses (including a Shareholder Servicing Fee of up to 0.25%):	0.75%
Total Annual Fund Operating Expenses: (3)	1.50%
Expense Waiver/Reimbursement	-0.05%
Net Annual Fund Operating Expenses:	1.45%
(1) Prior to July 31, 2006, you will be charged a 1% fee if you redeem or exchange shares of this Fund within 30 days of purchase. Effective July 31, 2006 you will be charged a 2% fee if you redeem or exchange shares of this Fund within 30 days of purchase. There is also a $15 fee for redemption by wire.

(2) Restated to reflect current fees.
(3) The Advisor is contractually obligated to cap the Fund’s Total Annual Operating Expenses at 1.45% through June 30, 2007. To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.45% expense cap.

Example

This example is intended to help you compare the cost of investing in the Global Energy Fund with the cost of investing in other mutual funds.

The example assumes that:

•  you invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of those periods;
•  your investment has a 5% return each year; and
•  the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$148	$469	$814	$1,786

RISK/RETURN SUMMARY

GLOBAL INNOVATORS FUND

Investment Objective
The Global Innovators Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Global Innovators Fund will seek to obtain its investment objectives through focused investment in securities of companies that the Advisor believes are positioned from one or more of the following: advances in technology, advances in communications, globalism or innovative management.

The Global Innovators Fund, when investing in companies that are positioned for advances in technology, communications, globalism or innovative management, will not be restricted to U.S. based companies. The Fund will consider all companies in the world’s developed stock markets, such as the United Kingdom and other stock markets in the European Union. The Fund also may consider investments in developed and emerging stock markets in the Far East, such as Japan, Hong Kong, China, Singapore, Korea, Taiwan, Malaysia and Thailand. Other developed and emerging stock markets such as Australia, New Zealand, South Africa, Canada and Mexico also may be considered.

The Advisor will invest the Global Innovators Fund’s assets in a company’s securities without regard to the issuer’s market capitalization.

The Board may change the Global Innovators Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Global Innovators Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks

The Global Innovators Fund is subject to the risks common to all mutual funds that invest in equity securities. You may lose money under any of the following circumstances:

•	The Fund declines in value;

•	The Fund has difficulty selling small- or mid-cap or emerging market stocks during a down market due to lower liquidity and higher volatility

•	Foreign stock markets in which the Fund invests decline in value;

•	Foreign stocks in which the Fund invests fall out of favor with investors;

•	The value of foreign currencies in the countries in which the Fund invests decline relative to the U.S. dollar;

•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;

•	Political, social or economic instability causes the value of the Fund’s investments to decline;

•	Technology or telecommunication stocks fall out of favor with investors;

•	Technology companies lose money due to intense pricing pressure or high capital investment costs; or

•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

The technology, internet and communications industries or sectors are extremely competitive and subject to rapid rates of change. The competitive nature of these industries or sectors and rapid rate of change places a challenge on the management of these companies to be successful.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Global Innovators Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The Global Innovators Fund is non-diversified. It may hold larger positions in a relatively small number of stocks. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See “Risks of Investing in Our Funds” for a more detailed discussion of the risks associated with investing in the Global Innovators Fund.

Annual Returns and Performance Table

Annual Returns

The Annual Returns bar chart demonstrates the risks of investing in the Global Innovators Fund by showing changes in the Fund’s performance from January 1, 1999 through December 31, 2005. The following table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices. Market indices are not available for investment and do not incur expenses. Past performance, before or after taxes, is not indicative of future performance.

Prior to April 28, 2003, the Global Innovators Fund was known as the Wired ® Index Fund and its investment objective was long-term capital appreciation primarily through investing in companies that comprise the Wired ® Index. In contrast, the Global Innovators Fund’s current investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in companies that the Advisor believes are positioned to benefit from advances in technology and communications; globalism; or innovative management. In contrast to its strategy when it was known as the Wired ® Index Fund, the Global Innovators Fund is actively managed and may invest in companies that may not be a part of the Wired ® Index. The performance information presented for the period from January 1999 through April 2003 reflects management of the Fund consistent with investment policies in effect when it was known as the Wired ® Index Fund and might have been different if the Fund’s investments had been managed under its current investment policies for that period.

During the period shown in the bar chart, the best performance for a quarter was 40.06% (for the quarter ended December 31, 1999). The worst performance was -29.68% (for the quarter ended September 30, 2001).

Average Annual Returns
as of 12/31/05	One Year	Five Year	Since Inception 12/15/98
Global Innovators Fund
Return Before Taxes	11.82%	-3.80%	3.69%
Return After Taxes on Distributions(1)	11.82%	-3.80%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.68%	-3.19%	2.99%
Nasdaq Composite Index (2)	2.12%	-1.75%	1.74%
S&P 500 Index (3)	4.91%	0.54%	2.57%
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(2) The Nasdaq Composite Index is a market capitalization weighted index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as National Market System-traded foreign common stocks and ADRs.

(3) The S&P 500 Index is a market capitalization weighted price-only index composed of 500 widely held common stocks of U.S. companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Innovators Fund:

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases:
(as % of offering price)	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends/Distributions:	None
Redemption Fee:(1)	1.00%/2.00%
Exchange Fee:	None
Maximum Account Fee:	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees:	0.75%(2)
Distribution Fees:	None
Other Expenses (including a Shareholder Servicing Fee of up to 0.25%):	0.91%
Total Annual Fund Operating Expenses:(3)	1.66%
Expense Reimbursement	-0.11%
Net Annual Fund Operating Expenses: (3)	1.55%
(1) Prior to July 31, 2006, you will be charged a 1% fee if you redeem or exchange shares of this Fund within 30 days of purchase. Effective July 31, 2006 you will be charged a 2% fee if you redeem or exchange shares of this Fund within 30 days of purchase. There is also a $15 fee for redemption by wire.

(2) Restated to reflect current fees.
(3) The Advisor is contractually obligated to cap the Fund’s Total Annual Fund Operating Expenses at 1.55% (effective November 1, 2005) through June 30, 2007.  Prior to November 1, 2005, the Fund’s Total Annual Operating Expense was limited at 1.88%. The expenses above are presented as if the new expense waiver (i.e. lower Net Annual Fund Operating Expenses) was in effect for the previous fiscal year. To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.55% expense cap.

Example:

This example is intended to help you compare the cost of investing in the Global Innovators Fund with the cost of investing in other mutual funds.

The Example assumes that:

•  you invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of those periods;
•  your investment has a 5% return each year; and
•  the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

RISKS OF INVESTING IN OUR FUNDS

Risks of Investing

As with all mutual funds, investing in our Funds involves certain risks. We cannot guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one of our Funds.

The Funds may use various investment techniques, some of which involve greater amounts of risk. We discuss these investment techniques in detail in the Funds’ Statement of Additional Information (the “SAI”). To reduce risk, the Funds are subject to certain limitations and restrictions, which we also describe in the SAI.

You should consider the risks described below before you decide to invest in our Funds. Except as noted, each of these risks applies to each Fund.

Risks of Investing in Mutual Funds

The following risk is common to all mutual funds:

•
Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

The following risk is common to all mutual funds that trade actively:

•
Portfolio Turnover Risk. We may trade actively and frequently to achieve a Fund’s goals. This may result in higher capital gains’ distributions, which would increase your tax liability. Frequent trading may also increase the Fund’s costs which would affect the Fund’s performance over time.

Risks of Investing in Foreign Securities

The following risks are common to mutual funds that invest in foreign securities:

•
Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

•
Currency Risk. Most foreign stocks are denominated in the currency of the country where they are traded. Each Fund’s net asset value per share (“NAV”) is denominated in U.S. Dollars. The exchange rate between the U.S. Dollar and most foreign currencies fluctuates; therefore the NAV of a Fund will be affected by a change in the exchange rate between the U.S. Dollar and the currencies in which the Fund’s stocks are denominated. The Funds may also incur transaction costs associated with exchanging foreign currencies into U.S. Dollars.

•
Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

•
Market Concentration. Many foreign stock markets are more concentrated than the U.S. stock market as a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign stock market than a single company or group of companies would on the U.S. stock market.

•
Expropriation Risk. Foreign governments may expropriate a Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of a Fund to pursue and collect a legal judgment against a foreign government.

Risks of Investing in Asia

The following risks are common to all mutual funds that invest in Asia:

•
Currency Devaluation. Over 1997 and 1998, the values of many Asian currencies declined because, among other things, corporations in these countries had to buy U.S. Dollars to pay large U.S. Dollar-denominated debts. The decline in the value of these currencies triggered a loss of investor confidence that resulted in a decline in the value of the stock markets of the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation or could continue to occur in countries that have already experienced such devaluations.

•
Political Instability. The economic reforms that Asian nations are instituting under the guidelines of the International Monetary Fund could cause higher interest rates and higher unemployment. This could, in turn, cause political instability as the people in these nations feel the effects of higher interest rates and higher unemployment, which could cause some Asian nations to abandon economic reform or could result in the election or installation of new governments.

•
Foreign Trade. Asian nations tend to be very export-oriented. Countries that receive large amounts of Asian exports could enact protectionist trade barriers in response to cheaper Asian exports, which would hurt the profits of Asian exporters.

Risks of Investing in Small or Mid-Cap Companies

The following risks are common to all mutual funds that invest in small-capitalization or mid-capitalization companies (those with a market value of less than U.S. $1 billion or U.S. $5 billion, respectively):

As a general rule, investments in stock of small- or mid-cap companies are more risky than investments in the stock of larger companies for the following reasons, among others:

•	Limited Product Line. Small or mid-cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns;

•	Illiquidity. The stock of small or mid-cap companies may be traded less frequently than that of larger companies;

•	Limited Resources. Small or mid-cap companies have more limited financial resources; and

•	Volatility: The stock price performance of small or mid-cap companies may be more volatile.

Risks of Investing in Technology/Telecommunication Companies

Technology or telecommunication companies are subject to special risks. Because of the increasing rate of technological innovation, the products of technology companies are subject to intense pricing pressure and may become obsolete at a more frequent rate than other types of companies. In addition, such companies tend to be capital intensive and as a result, may not be able to recover all capital investment costs.

Risk of Investing in a Non-Diversified Fund

Guinness Atkinson Funds are “non-diversified.” This means that, as compared to mutual funds that are diversified, each Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds. This may make a Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

Risks of Investing in the China & Hong Kong Fund

The following additional risks apply to the China & Hong Kong Fund:

•	political instability may arise as a result of indecisive leadership;

•	hard-line Marxist Leninists might regain the political initiative;

•	the investments of this Fund are not diversified across many countries;

•
social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

•	the threat of armed conflict exists over the unresolved situation concerning Taiwan.

Risks of Investing in Energy-Related Securities (Alternative Energy and Global Energy Funds)

These Funds are subject to the risk that the earnings, dividends, and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including international political developments; production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries; relationships among OPEC members and other oil-producing countries and between these countries and oil-importing nations; energy conservation; the regulatory environment; tax policies; and the economic growth and political stability of the key energy-consuming countries.

FUND MANAGEMENT

Guinness Atkinson

Guinness Atkinson Asset Management, Inc. is the investment advisor for the Guinness Atkinson Funds. Guinness Atkinson supervises all aspects of the Funds’ operations and advises the Funds, subject to oversight by the Board. For providing these services, during the fiscal year ended December 31, 2005, the Funds paid Guinness Atkinson the following annual advisory fees, expressed as a percentage of the Funds’ average daily net assets, after waivers:

Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Innovators Fund	0.75%
Global Energy Fund	0.75%

The Alternative Energy and Asia Pacific Dividend Funds commenced operations on March 31, 2006. Each of these Funds pays Guinness Atkinson an annual advisory fee, before waivers, of 1.00% of its average daily net assets.

Guinness Atkinson is a Delaware corporation with offices in the United States and London. The U.S offices are located at 21550 Oxnard Street, Suite 750, Woodland Hills, California 91367. Guinness Atkinson’s London offices are located at 14 Queen Anne’s Gate, London, England, SW1H 9AA.

Founded in November 2002 by then-current and former senior executives of Investec Asset Management U.S. Limited (“Investec”), Guinness Atkinson, as of March 31, 2006, managed approximately $325 million in mutual fund assets. Prior to April 2003, Investec had served as the investment adviser to the Asia Focus, China & Hong Kong and Global Innovators Funds. Guinness Atkinson is under common control with Guinness Asset Management Limited, also located at 14 Queen Anne’s Gate, London, England, SW1H 9AA. These two entities share offices and other resources. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for each Fund is available in the shareholder report for the six months ending June 30, 2006.

Portfolio Management

Timothy W.N. Guinness and Edmund Harriss have been jointly responsible for the day-to-day management of the Alternative Energy, Asia Pacific Dividend, and Global Energy Funds portfolios since each such Fund's inception.  Mr Guinness has lead-managed the Global Energy and Global Innovators Funds since inception and 2003, respectively.  Mr Harriss has lead-managed the Asia Focus and China & Hong Kong Funds since 2003 and 1998, respectively.

Alternative Energy, Global Energy and Global Innovators Funds: Mr. Guinness serves as Lead Manager and Mr. Harriss serves as Co-Manager.

Asia Pacific Dividend, Asia Focus and China & Hong Kong Funds: Mr. Harriss serves as Lead Manager and Mr. Guinness serves as Co-Manager.

Timothy W.N. Guinness has served as Guinness Atkinson’s Chairman and Chief Investment Officer since the firm’s founding. From 1999 to November 2002, he was Joint Chairman of Investec.

Edmund Harriss joined Guinness Atkinson in April 2003, prior to which he was employed by Investec from July 1993 to April 2003.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds’ shares.

Portfolio Holdings Information.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI, which is available by contacting the Fund c/o U.S. Bancorp Fund Services, LLC, at 1-800-915-6566.

SHAREHOLDER GUIDE - YOUR ACCOUNT WITH GUINNESS ATKINSON FUNDS

Investment Minimums
The minimum initial investments are: Type of Account
Regular (new investor) (Asia Focus, China & Hong Kong and Global Innovators Funds)	$2,500
Regular (new investor) (Alternative Energy, Asia Pacific Dividend and Global Energy Funds)	$5,000
Regular (current Fund shareholders) (Asia Focus, China & Hong Kong and Global Innovators Funds)	$1,000
Regular (current Fund shareholders) (Alternative Energy, Asia Pacific Dividend and Global Energy Funds)	$2,500
Retirement	$1,000
Gift	$250
Automatic investment plan (Initial and installment payments)	$100
Additional investments (We may reduce or waive the minimum investment requirements in some cases.)	$250

Overview of Accounts We Offer

Regular	Retirement
• Individual	• Roth IRA
• Joint Tenant	• Regular IRA
• UGMA/UTMA	• Rollover IRA
• Trust	• Roth Conversion
• Corporate	• SEP IRA
• 401 (k)

PURCHASING, EXCHANGING & SELLING

How to Purchase, Exchange, and Sell Shares

Investors may purchase, exchange or redeem each Fund’s shares at the Fund’s NAV next computed after receipt of the order. Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open.

To purchase, exchange or redeem shares of the Funds, investors must submit orders to the Funds by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day. The cut-off time for the Alternative Energy, Global Energy and Global Innovators Funds is the close of the NYSE (generally 4:00 p.m. Eastern Time). The cut-off time for the Asia Pacific Dividend, Asia Focus and China & Hong Kong Funds (the “Asia Funds”) is 12:30 a.m. Eastern Time.

Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Funds may be placed. The Funds’ transfer agent is open from 9:00 a.m. to 8:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Frequent Trading or Market Timing. Each Fund has a long-term investment outlook and generally undertake a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns. Frequent trading of Fund shares or market timing can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Funds do not believe that it is in the interests of their shareholders to accommodate market timing, and have adopted policies and procedures designed to discourage these practices.

To discourage market timing activity, the Funds may restrict or refuse purchase or exchanges by market timers. To discourage market timing, the Funds primarily: (a) impose fees on certain redemptions; and (b) with respect to the Asia Funds, will determine net asset value as of 12:30 a.m. in order to effectively eliminate time-zone arbitrage, as discussed further below. The Funds will uniformly reject any purchase or exchange request that the Funds regard as disruptive to efficient portfolio management. Furthermore, a redemption fee is uniformly imposed on all Fund shares held for 30 days or less, except as otherwise described in “Redemption Fees” below.

Funds that primarily hold foreign securities often value their assets as of the close of the relevant local markets, although the time at which these funds calculate their net asset value per share (the “Valuation Point”) may be much later in the day. The resulting potential arbitrage between a security’s value at the local market close and the Valuation Point may give rise to market timing of such funds. In order to discourage market timing in the Asia Funds, the Valuation Point of each of these Funds is 12:30 a.m. Eastern Time on each day that the NYSE is open for business. In contrast to other international funds, the Valuation Point of which is the close of regular trading on the NYSE, the Valuation Point of the Asia Funds is set at a time that is closer to the close of the relevant Asian markets. The Advisor believes that setting the Valuation Point for the Asia Funds at 12:30 a.m. Eastern Time generally forecloses the opportunity for arbitrage between the local Asian market close and the close of the NYSE, which is an inherent feature of international funds with Valuation Points at the NYSE close.

First American Prime Obligations Fund

Although Guinness Atkinson does not operate a money market fund, you may purchase, or exchange shares of the Funds for, shares of the First American Prime Obligations Fund (“Prime Obligations”).  FAF Advisors, Inc., an affiliate of the Funds’ distributor, administrator and transfer agent, advises Prime Obligations. U.S. Bancorp’s address is 800 Nicollet Mall, Minneapolis, Minnesota 55402. You may only purchase shares of Prime Obligations if they are available to residents of the state in which you reside. Please read the Prime Obligations prospectus before you decide to invest. You may request a Prime Obligations prospectus by calling 1-800-915-6566.

This exchange privilege does not constitute an offering or recommendation on the part of the Funds or Advisor of an investment in the Prime Obligations Fund. This exchange privilege is offered as a convenience to the Fund’s shareholders. Please note that when exchanging from the Fund to the Prime Obligations Fund, you will begin accruing income from the Prime Obligations Fund the day following the exchange. When exchanging less than all of the balance from the Prime Obligations Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the Prime Obligations Fund through the date of exchange. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

PURCHASING

How to Purchase Shares. You may purchase shares of any Guinness Atkinson Fund or Prime Obligations by mail, wire or through the Automatic Investment Plan. You may exchange shares of any Guinness Atkinson Fund for shares of another Guinness Atkinson Fund or Prime Obligations by mail or phone. A broker may charge you a transaction fee for making a purchase for you.

Mail

To purchase by mail, you should:

•	Complete and sign the account application;

•	To open an account, write a check payable to: “Guinness Atkinson Funds”;

•	Send your account application and check or exchange request to one of the following addresses:

For regular mail delivery:

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

For an overnight delivery:

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207

The Guinness Atkinson Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, or purchase applications or redemption requests does not constitute receipt by the transfer agent of the Funds.

Guinness Atkinson Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. All purchases must be made in U.S. dollars drawn on a bank located in the United States.

Additionally, shares of the Funds have not been registered for sale outside of the United States.

Wire

To open an account by wire, a completed account application is required before your wire can be accepted. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Call the transfer agent at 1-800-915-6566 between 9:00 a.m. and 8:00 p.m. Eastern Time on any day the NYSE is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to send the wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Guinness Atkinson Funds, [Name of Fund]
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. Neither the relevant Fund nor the transfer agent will be responsible for delays resulting from the banking or Federal Reserve wire systems. You will receive the NAV from the day that your wired funds have been received by the relevant Fund or the transfer agent. Wires received after the close of the NYSE will be considered received by the next business day.

Telephone

You can make additional investments into your account by telephone by first checking the appropriate box on your account application form authorizing telephone purchases. If your account has been open for at least 15 days, call the Funds toll free at 1-800-915-6566 and you will be allowed to move money from your bank account to your Fund account upon request. Shares of the Funds will be purchased in your account at the NAV determined on the day your order is placed. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan, you may open your account with an initial minimum investment of $100. Once an account has been opened, you can make additional purchases of shares of the Funds through an Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic monthly, quarterly or annual purchases of $100 or more into the Funds. Only bank accounts held at domestic institutions that are ACH members may be used for this option. If you wish to change the amount of your investment or to terminate the plan, please contact the transfer agent 5 days prior to the effective date. Additionally, the transfer agent will charge a $25 fee for any payment returned. The Funds may alter, modify or terminate this Plan at any time. To begin participating in this Plan, please complete the automatic investment plan section found on the account application or contact the Funds at 1-800-915-6566.

Purchase Order Cut-Off

We may cease taking purchase orders for the Funds at any time when we believe that it is in the best interest of our current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Funds for the short-term when the markets are highly volatile.

Exchanging and Redeeming

How to Exchange and Redeem Shares. You may exchange or redeem shares by mail or telephone. When you exchange shares, you sell shares of one Guinness Atkinson Fund and buy shares of another Fund. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange or redeem through a broker, the broker may charge you a transaction fee. If you purchased your shares by check, you may not receive your redemption proceeds until the check has cleared, which may take up to 15 calendar days. Redemptions and exchanges will be processed only on a day during which the NYSE is open for business. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below.

Requests to redeem or exchange shares are processed at the NAV next calculated after we receive your request in proper form.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Mail

To exchange or redeem by mail, please:

•	Provide your name and account number;

•	Specify the number of shares or dollar amount and the Fund name or number;

•	To exchange shares, specify the name of the Fund (either another Guinness Atkinson Fund or the First American Prime Obligations Fund) you want to purchase;

•
Sign the redemption or exchange request (the signature must be exactly the same as the one on your account application). Make sure that all parties that are required by the account registration sign the request; and

•	Send your request to the appropriate address as given under purchasing by mail.

Telephone

You may redeem or exchange your shares of your Guinness Atkinson Fund by telephone if you authorized telephone redemption on your account application. In order to arrange for telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account with the signature(s) guaranteed. To exchange or redeem by telephone, call the transfer agent at 1-800-915-6566 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business. For your protection against fraudulent telephone transactions, we will use reasonable procedures to verify your identity. As long as we follow these procedures, we will not be liable for any loss or cost to you if we act on instructions to redeem your account that we reasonably believe to be authorized by you. You will be notified if we refuse telephone redemption or exchange. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange request by mail or overnight courier.

Proceeds

If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account established on your fund account. The minimum wire amount is $500 and there is a $15 fee for each wire transfer. If proceeds are sent via the ACH network, the funds are usually available in 2-3 business days.

Systematic Withdrawal Plan

If you own or are purchasing shares of a Fund having a current value of at least $1,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annually or annual basis. You may establish this Plan by completing this section on the account application or by calling the Funds at 1-800-915-6566. The transfer agent must receive notice of all changes concerning this Plan at least two weeks prior to the next scheduled payment.

Signature Guarantee

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the transfer agent’s records, (d) are transmitted by federal wire transfer to a bank other than the owner of record, (e) if a change of address request has been received by the transfer agent within the last 15 days, or (f) when ownership changes on an account, the signature(s) on the redemption request must be stamped with a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance by calling 1-800-915-6566. The Funds or the transfer agent may require a signature guarantee in other instances.

Investment Broker or Dealer

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the transfer agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. Certain brokers may have an earlier cut-off time for placing orders.

The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.

ADDITIONAL EXCHANGE/REDEMPTION INFORMATION

Redemption Fee.  Prior to July 31, 2006, the following fees are imposed on certain Fund share redemptions, including redemptions that are part of an exchange:

•	the Alternative Energy and Asia Pacific Dividend Funds impose a 2% fee on shares redeemed within 30 days of purchase;

•	the Asia Focus and China & Hong Kong Funds impose a 2% fee on shares redeemed within 90 days of purchase; and

•	the Global Energy and Global Innovators Funds impose a 1% fee on shares redeemed within 30 days of purchase.

Beginning July 31, 2006, you will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of any Fund within 30 days of purchase, including any such redemptions that are part of an exchange.

There will no redemption fee on the redemption of shares acquired through reinvestment of distributions. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of its long-term shareholders.

Although each Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.

Small Accounts. To reduce our expenses, we may redeem an account if the total value of the account falls below $500 due to redemptions. You will be given 30 days prior written notice of this redemption. During that period, you may purchase additional shares to avoid the redemption.

Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. If the check does not clear, you will be responsible for any losses suffered by the relevant Fund as well as a $25 service charge imposed by the transfer agent. This delay can be avoided by purchasing shares by wire.

Exchange Limit. In order to limit expenses, we reserve the right to limit the total number of exchanges you can make in any year to four.

Suspension of Redemptions. We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Customer Identification Program.  Please note that, in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to open your account. Please contact the transfer agent at 1-800-915-6566 if you need additional assistance when completing your application. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to close your account or take any other action they deem reasonable or required by law.

Finances

Shareholder Servicing Plan. Each Fund has adopted a Shareholder Servicing Plan. Shareholder servicing agents provide administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services a Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets of the shares serviced by the agent.

The Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Net Asset Value. The NAVs of the Alternative Energy, Global Energy and Global Innovators Funds are determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time). The NAVs of the Asia Funds are determined as of 12:30 a.m. Eastern Time on each day the NYSE is open for business.

Each Fund’s NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. Each Fund’s securities are based upon readily available price quotations. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Funds’ officers under methods authorized by the Board.

Because each Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the NAV of each Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Fair Value Pricing. In the case of the Alternative Energy, Global Energy and Global Innovators Funds, the occurrence of certain events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, these Funds will value foreign securities at fair value, taking into account such events, in calculating NAV. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. As noted in “Frequent Trading or Market Timing,” the Advisor believes that establishing 12:30 a.m. as the Valuation Point of the Asia Funds forecloses the opportunity for arbitrage between the local Asian market close and the close of the NYSE. As a result, the Advisor anticipates that the Asia Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable, as discussed further below.

With respect to all of the Funds, if market quotations do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value. The Board has developed procedures that utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that, in the judgment of the Advisor, does not represent fair value. The Funds also may fair value a security if the Funds or the Advisor believes that the market price is stale.

There can be no assurance that any Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

Dividends and Capital Gains Distributions. All Funds distribute all or most of their net investment income and net capital gains to shareholders. Dividends (investment income) for all the Funds, except for the Asia Pacific Dividend Fund, are normally declared and paid annually, in December. The Asia Pacific Dividend Fund normally declares and pays investment income dividends quarterly. Net capital gains for all Funds are normally distributed in December. When calculating the amount of capital gain for a Fund, the Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more of both full and fractional shares of a Fund. You will be buying those new shares at the NAV on the ex-dividend date. You may choose to have dividends and capital gains distributions paid to you in cash. Unless you elect to have dividends and/or capital gains paid in cash, each Fund will automatically reinvest all distributions.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions. You may also choose to reinvest dividends and capital gains distributions in shares of another Guinness Atkinson Fund. You may authorize either of these options by calling the transfer agent at 1-800-915-6566 and requesting an optional shareholder services form. You must complete the form and return it to the transfer agent before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend. If you purchased shares of a Fund on or before the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV on that date and represents, in substance, a return of basis (your cost); however you will be subject to federal income taxes on this distribution.

Householding. In an effort to decrease costs, Guinness Atkinson Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 1-800-915-6566 to request individual copies of these documents. Guinness Atkinson Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Tax Issues. The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. Shareholders should consult a tax professional for the tax consequences of investing in our Funds as well as for information on state and local taxes which may apply. A statement that provides the Federal income tax status of the Funds’ distributions will be sent to shareholders promptly after the end of each year.

•
Distributions to Shareholders. Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable as long-term capital gains. You have to pay taxes on distributions even though you have them automatically reinvested. On some occasions a distribution made in January will have to be treated for tax purposes as having been distributed on December 31 of the prior year.

•
Gain or Loss on Sale of Shares of a Fund. You may recognize either a gain or loss when you sell shares of your Fund. The gain or loss is the difference between the proceeds of the sale (the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss, to the extent of the amount of capital gain dividend received on such shares, that can be used to offset short-term capital gains on those shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

•
Foreign Source Income and Withholding Taxes. Some of the Funds’ investment income may be subject to foreign income taxes that are withheld at the source. If the Funds meet certain legal requirements, they may elect to “pass-through” these foreign taxes to shareholders. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.

Distribution Plan. The Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. Under this plan, no separate payments from the Funds’ assets are authorized.

The Advisor and the Distributor (and their affiliates) may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Advisor receives from the Funds. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR ASIA FOCUS FUND

This financial highlights table is intended to help you understand the Asia Focus Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2003, 2004 and 2005 was audited by Tait, Weller and Baker, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566. The information for the previous fiscal years was audited by other auditors.

For a capital share outstanding throughout the period

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.40	$9.51	$5.80	$6.18	$5.16
Income from Investment Operations:
Net investment income (loss)	0.16	0.06	0.06	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	2.00	0.89	3.61	(0.37)	1.01
Total from investment operations	2.16	0.95	3.67	(0.42)	1.02
Less Distributions:
From net investment income	(0.18)	(0.06)	—	—	—
Total distributions	(0.18)	(0.06)	—	—	—
Redemption Fee Proceeds	—+	—+	0.04	0.04	—
Net asset value, end of year	$12.38	$10.40	$9.51	$5.80	$6.18
Total return	20.83%	10.01%	63.97%	(6.15)%	19.77%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$36.5	$30.6	$36.2	$16.5	$17.1
Ratio of Expenses to Average Net Assets:
Before fees waived and expenses absorbed or recouped	1.81%	2.04%	2.16%	2.62%	3.08%
After fees waived and expenses absorbed or recouped	1.87%	1.98%	1.95%	1.98%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before fees waived and expenses absorbed or recouped	1.47%	0.51%	0.75%	(1.26)%	(0.89)%
After fees waived and expenses absorbed or recouped	1.41%	0.57%	0.96%	(0.62)%	0.21%
Portfolio turnover rate	18.25%	32.41%	114.90%	188.96%	43.91%
+ Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS FOR CHINA & HONG KONG FUND

This financial highlights table is intended to help you understand the China & Hong Kong Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2003, 2004 and 2005 was audited by Tait, Weller and Baker, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566. The information for the previous fiscal years was audited by other auditors.

For a capital share outstanding throughout the period

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$18.57	$16.81	$10.17	$11.67	$15.75
Income from Investment Operations:
Net investment income	0.37	0.25	0.20	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.86	1.78	6.44	(1.66)	(3.79)
Total from investment operations	1.23	2.03	6.64	(1.53)	(3.70)
Less Distributions:
From net investment income	(0.83)	(0.27)	—	—	(0.38)
Total distributions	(0.83)	(0.27)	—	—	(0.38)
Redemption Fee Proceeds	—+	—+	—+	0.03	—
Net asset value, end of year	$18.97	$18.57	$16.81	$10.17	$11.67
Total return	6.61%	12.16%	65.29%	(12.85)%	(23.45)%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$111.0	$112.3	$116.5	$56.9	$76.8
Ratio of Expenses to Average Net Assets:	1.63%	1.67%	1.81%	2.02%	1.85%
Ratio of Net Investment Income to Average Net Assets:	1.74%	1.26%	2.01%	1.08%	0.56%
Portfolio turnover rate	12.51%	15.37%	28.57%	60.95%	31.54%

+ Amount represents less than $0.01 per share

FINANCIAL HIGHLIGHTS FOR GLOBAL ENERGY FUND

This financial highlights table is intended to help you understand the Global Energy Fund’s financial performance for the past fiscal period. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for the fiscal period and fiscal year ended December 31, 2004 and December 31, 2005, respectively, was audited by Tait, Weller and Baker, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout the period

		For the Period
		June 30, 2004 (1)
	Year Ended	through
	December 31,	December 31,
	2005	2004
Net asset value, beginning of period	$15.25	$12.50
Income from Investment Operations:
Net investment income (loss)	(0.02)	--(2)
Net realized and unrealized gain (loss) on investments	9.75	2.70
Total from investment operations	9.73	2.70
Less Distributions:
Redemption Fee Proceeds	0.03	0.05
Net asset value, end of period	$24.62	$15.25
Total return	63.92%	22.00%(3)
Ratios/Supplemental Data:
Net assets, end of period (millions)	$98.7	$1.6
Ratio of Expenses to Average Net Assets:
Before fees waived and expenses absorbed or recouped	1.50%	17.36%(4)
After fees waived and expenses absorbed or recouped	1.45%	1.45%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before fees waived and expenses absorbed or recouped	(0.24)%	(15.84)%(4)
After fees waived and expenses absorbed or recouped	(0.19)%	0.07%(4)
Portfolio turnover rate	89.24%	9.96%(3)

(1)	Commencement of Operations

(2)	Amount represents less that $0.01 per share.

(3)	Not Annualized

(4)	Annualized.

FINANCIAL HIGHLIGHTS FOR GLOBAL INNOVATORS FUND

This financial highlights table is intended to help you understand the Global Innovators Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2003, 2004 and 2005 was audited by Tait, Weller and Baker, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566. The information for the previous fiscal years was audited by other auditors.

For a capital share outstanding throughout the period

	Year Ended December 31,

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$13.54	$12.21	$8.98	$13.04	$18.38
Income from Investment Operations:
Net investment income (loss)	(0.05)+	(0.02)	(0.08)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	1.65	1.35	3.31	(3.98)	(5.20)
Total from investment operations	1.60	1.33	3.23	(4.06)	(5.34)
Less Distributions:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	—	—
Total Distributions	—	—	—	—	—
Redemption Fee Proceeds	—+	—+	—+	—+	—
Net asset value, end of year	$15.14	$13.54	$12.21	$8.98	$13.04
Total return	11.82%	10.89%	35.97%	(31.13)%	(29.05)%
Ratios/Supplemental Data:
Net assets, end of year (millions)	$36.4	$42.1	$49.8	$45.9	$79.3
Ratio of Expenses to Average Net Assets:
Before fees waived and expenses absorbed or recouped	1.66%	1.68%	1.76%	2.03%	1.46%
After fees waived and expenses absorbed or recouped	1.66%*	1.68%	1.56%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before fees waived and expenses absorbed or recouped	(0.32)%	(0.17)%	(0.90)%	(1.34)%	(0.89)%
After fees waived and expenses absorbed or recouped	(0.32)%	(0.17)%	(0.70)%	(0.66)%	(0.78)%
Portfolio turnover rate	27.75%	50.57%	0.00%	54.15%	50.03%

+ Amount represents less than $0.01 per share

* The Fund’s total operating expense was limited at 1.88% from 4/26/03 to 10/31/05. It was limited to 1.35% prior to 4/26/03.

FINANCIAL HIGHLIGHTS FOR ALTERNATIVE ENERGY FUND AND ASIA PACIFIC DIVIDEND FUND

Both the Alternative Energy Fund and Asia Pacific Dividend Fund are new, and therefore, financial highlights are not available for either Fund.

Statement of Additional Information. The SAI provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Fund’s investments. In the Funds’ annual report, you will find a discussion of the market conditions and principal investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To Review or Obtain this Information: The SAI and annual and semi-annual reports are available without charge upon your request by calling Guinness Atkinson at 1-800-915-6566, on the Funds’ website (www.gafunds.com) or by calling or writing a broker-dealer or other financial intermediary that sells our Funds. This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission in Washington, DC or by visiting the SEC’s website at http://www.sec.gov. In addition, this information may be obtained for a fee by writing or emailing the Public Reference Room of the Securities and Exchange Commission, Washington, DC 20549-0102, email publicinfo@sec.gov, or call (202) 551-8090 for information on the operation of the Public Reference Room.

Investment Company Act file no. 811-08360

Contact Guinness Atkinson Funds
Website: www.gafunds.com
Email: mail@gafunds.com
Shareholder Services: 1-800-915-6566
Literature Request: 1-800-915-6565

STATEMENT OF ADDITIONAL INFORMATION

GUINNESS ATKINSON FUNDS

ALTERNATIVE ENERGY FUND

ASIA FOCUS FUND

ASIA PACIFIC DIVIDEND FUND

CHINA & HONG KONG FUND

GLOBAL ENERGY FUND

GLOBAL INNOVATORS FUND

This Statement of Additional Information (the “SAI”) dated April 30, 2006 is not a prospectus, but should be read in conjunction with the current prospectus dated April 30, 2006, pursuant to which the Funds listed above are offered. This SAI is incorporated by reference in its entirety into the prospectus. The report on the audited statement of assets and liabilities of certain Funds for the year ended December 31, 2005 is incorporated by reference in its entirety into this SAI. Please retain this SAI for future reference.

For a free copy of the prospectus or certain Funds’ annual report, please call toll-free 1-800-915-6565.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVE AND POLICIES	1
ADDITIONAL STRATEGIES AND RISKS	3
RISK FACTORS AND SPECIAL CONSIDERATIONS	12
INVESTMENT RESTRICTIONS AND POLICIES	16
PORTFOLIO TRANSACTIONS	17
COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION	19
PERFORMANCE INFORMATION	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	22
PORTFOLO HOLDINGS INFORMATION	23
TAX MATTERS	24
MANAGEMENT OF THE TRUST	30
THE INVESTMENT ADVISER AND ADVISORY AGREEMENT	35
PORTFOLIO MANAGERS	39
THE ADMINISTRATOR	40
DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN	41
DESCRIPTION OF THE FUNDS	42
SHAREHOLDER REPORTS	43
FINANCIAL STATEMENTS	43
PROXY VOTING GUIDELINES	43
GENERAL INFORMATION	44

GENERAL INFORMATION AND HISTORY

Guinness Atkinson Funds (the “Trust”) was first organized as a Maryland corporation on January 7, 1994 and converted to a Delaware statutory trust (formerly known as a Delaware business trust) on April 28, 1997 as an open-end, series, management investment company. Currently, the Trust offers the six separate, non-diversified, series portfolios listed on the front page of this SAI, each of which has unique investment objectives and strategies.

INVESTMENT OBJECTIVE AND POLICIES

General Information about the Funds

Each Fund’s objective is a fundamental policy and may not be changed except by a majority vote of shareholders.

In addition to the primary investment strategies set forth in the prospectus, each Fund may invest in investment grade debt securities and may also invest up to 5% of its net assets in options on equity securities and warrants, including those traded in the over-the-counter markets.

No Fund intends to employ leveraging techniques. Accordingly, no Fund will purchase new securities if amounts borrowed exceed 5% of its total assets at the time the loan is made.

A Fund may invest in Money Market Instruments in anticipation of investing cash positions. “Money Market Instruments” are short-term (less than twelve months to maturity) investments in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While no Fund intends to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve their investment objective, no Fund expects under normal market conditions to have a substantial portion of its assets invested in Money Market Instruments.

The following information concerning the Funds augments the disclosure provided in the prospectus.

Guinness Atkinson Asset Management, Inc., the Funds’ investment adviser (“Guinness Atkinson” or the “Advisor”), does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency’s external value, or Guinness Atkinson has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Funds.

Each Fund may invest indirectly in issuers through sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), Global Depository Shares (“GDSs”) and other types of Depository Receipts (which, together with ADRs, EDRs, GDRs, and GDSs, are hereinafter referred to as “Depository Receipts”). Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund’s investment policies, investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities. Depository Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. Certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

Securities in which a Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. To the extent that such securities are illiquid by virtue of the absence of a readily available market, or legal or contractual restrictions on resale, they will be subject to the Fund’s investment restrictions on illiquid securities, discussed below.

Each Fund, together with any of its “affiliated persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), may only purchase up to 3% of the total outstanding securities of any underlying investment company. Accordingly, when a Fund or such “affiliated persons” hold shares of any of the underlying investment companies, the Fund’s ability to invest fully in shares of those investment companies is restricted, and Guinness Atkinson must then, in some instances, select alternative investments that would not have been its first preference.

There can be no assurance that appropriate investment companies will be available for investment. No Fund intends to invest in such investment companies unless, in the judgment of Guinness Atkinson, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Lending Portfolio Securities. Each Fund may lend portfolio securities up to 33-1/3% of its total assets. Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, each Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Fund’s investment standards to be the equivalent of cash. From time to time, a Fund may return to the borrower (or a third party that is unaffiliated with the Fund and that is acting as a “placing broker”) a part of the interest earned from the investment of collateral received for securities loaned.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Funds’ investment policies and strategies described in the prospectus. In pursuing its investment objective, each Fund invests as described below and employs the investment techniques described in the prospectus and elsewhere in this SAI.

Options and Futures Strategies

Through the writing of call options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Guinness Atkinson may at times seek to hedge against a decline in the value of securities included in a Fund’s portfolio or an increase in the price of securities that it plans to purchase for the Fund or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce a Fund’s current return.

The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Although no Fund will enter into an option or futures position unless a liquid secondary market for such option or futures contract is believed by Guinness Atkinson to exist, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent that a Fund purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund’s ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, such transactions involve certain risks. No Fund will engage in options and futures transactions for leveraging purposes.

Upon purchasing futures contracts of the type described above, each Fund will maintain in a segregated account with its custodian cash or liquid securities with a value, marked-to-market daily, at least equal to the dollar amount of the Fund’s purchase obligation, reduced by any amount maintained as margin. Similarly, upon writing a call option, each Fund will maintain in a segregated account with its custodian, liquid securities with a value, marked-to-market daily, at least equal to the market value of the underlying contract (but not less than the strike price of the call option) reduced by any amounts maintained as margin.

Writing Covered Call Options on Securities

Call options may be used to anticipate a price increase of a security on a more limited basis than would be possible if the security itself were purchased. Each Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Guinness Atkinson believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Each Fund may write covered call options on optionable securities (stocks, bonds, foreign exchange related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. As the writer of the call option, the Fund is obligated to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges).

A Fund will receive a premium from writing a call option, which increases the writer’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Options written by a Fund will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current market price of the underlying securities at the times the options are written. A Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, the Fund’s maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, the Fund’s gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and the Fund may or may not realize a loss.

To the extent that a secondary market is available on the exchanges, the covered call option writer may liquidate his position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

Purchasing Put and Call Options on Securities

Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit that it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Each Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time that it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

Each Fund may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks. Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For example, the China & Hong Kong Fund may invest in Hang Seng Composite Index Futures. No physical delivery of securities is made.

If Guinness Atkinson expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they want ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, Guinness Atkinson expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Purchase and Sale of Interest Rate Futures

Each Fund may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

Each Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. No Fund considers purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, a Fund will purchase securities upon termination of the futures contract.

Each Fund may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value to the holder. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund’s short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments that are being hedged. While a Fund will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

Each Fund may write call options and purchase call and put options on stock index and interest rate futures contracts. Each Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, that the Fund intends to purchase.

Purchase and Sale of Currency Futures Contracts and Related Options

In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell foreign currencies or may deal in forward currency contracts. Each Fund may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

Each Fund will write (sell) only covered call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Each Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, cash equivalents or liquid securities in a segregated account with its custodian. If, at the close of business on any day, the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, cash equivalents or other liquid securities equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

If other methods of providing appropriate cover are developed, each Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as “initial margin” an amount of cash and liquid securities generally equal to from 5% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract.

Options on Foreign Currencies

Each Fund may write call options and purchase call and put options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Also, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Each Fund intends to write only covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the Fund’s custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian or with a designated sub-custodian.

Forward Foreign Currency Exchange Contracts

Each Fund may purchase or sell forward foreign currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Fund from variations in foreign exchange rates. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated (“cross-hedge”). If a Fund enters into a position hedging transaction, cash not available for investment or liquid securities will be placed in a segregated account in an amount sufficient to cover the Fund’s net liability under such hedging transactions. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund’s commitment with respect to its position hedging transactions. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices would result in lower overall performance for a Fund than if it had not entered into such contracts.

Generally, no Fund will enter into a forward foreign currency exchange contract with a term of greater than one year. At the maturity of the contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, no Fund is required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Guinness Atkinson. It also should be realized that this method of protecting the value of a Fund’s portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

In addition, futures contracts in which a Fund may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as “daily price fluctuation limits” or “daily limits.” During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent a Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability.

Options on foreign currencies and forward foreign currency exchange contracts (“forward contracts”) are not traded on contract markets regulated by the Commodity Futures Trading Commission (“CFTC”) and are not regulated by the SEC. Rather, forward currency contracts are traded through financial institutions acting as market makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

Forward Commitments

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities are typically offered to investors, such as the Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to a settlement date if Guinness Atkinson deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Regulatory Matters

In connection with its proposed futures and options transactions, each Fund will file with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a “commodity pool operator” under the Commodity Exchange Act.

The Staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

(i) sells futures contracts on an index of securities that correlate with its portfolio securities to offset expected declines in the value of its portfolio securities;

(ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company’s holding of a corresponding long futures position, by its ownership of portfolio securities that correlate with the underlying stock index, or otherwise;

(iii) purchases futures contracts, provided the investment company establishes a segregated account (“cash segregated account”) consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefore; and

(iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company’s holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

In addition, each Fund is eligible for, and is claiming, exclusion from the definition of the term Commodity Pool Operator in connection with the operations of the Fund, in accordance with subparagraph (1) of paragraph (a) of CFTC Rule 4.5, because the Fund represents that it will operate in a manner such that:

(i) the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Commission Rule 1.3(z)(1); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts that do not come within the meaning and intent of Rule 1.3(z)(1), the Fund will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed five (5) percent of the fair market value of the Fund’s assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in Commission Rule 190.01(x) may be excluded in computing such five (5) percent;

(ii) the Fund will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

(iii) the Fund will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Fund intends to engage; and

(iv) the Fund will submit to such special calls as the Commission may make to require the Fund to demonstrate compliance with the provisions of Commission Rule 4.5(c).

Each Fund will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund’s money is invested. The Fund’s risk is limited to the ability of the seller to pay the agreed upon sum upon the delivery date. When a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, Guinness Atkinson will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

Illiquid and Restricted Securities

Each Fund has adopted the following investment policy, which may be changed by the vote of the Board. No Fund will invest in illiquid securities if, immediately after such investment, more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) participation interests in loans that are not subject to puts; (c) covered call options on portfolio securities written by the Fund over-the-counter and the cover for such options; and (d) repurchase agreements not terminable within seven days.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Guinness Atkinson will determine the liquidity of Rule 144A securities under the supervision of the Board. The liquidity of Rule 144A securities will be monitored by Guinness Atkinson, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

In reaching a liquidity decision, Guinness Atkinson will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RISK FACTORS AND SPECIAL CONSIDERATIONS

Concentration Risk

The Alternative Energy Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the following group of industries: solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity (collectively, “Alternative Energy Companies”). The Fund’s concentration in Alternative Energy Companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in Alternative Energy Companies would have a larger impact on the Fund than on a fund that does not concentrate in these sectors. Alternative Energy Companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Alternative Energy Companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. At times, the performance of securities of Alternative Energy Companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Small- and Mid-Cap Issuers

Investors should be aware that investments in small- or mid-cap issuers carry more risk than investments in issuers with market capitalizations greater than $1 billion or $5 billion, respectively. Generally, small- or mid-cap companies rely on limited product lines, financial resources, and business activities that make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small- or mid-cap issuers may be more volatile. Small- and mid-cap issuers may be organized, located or may operate in foreign or emerging market countries or derive a significant portion of their revenues from such countries. In addition, the securities of such issuers may be traded principally on an exchange located in a foreign or emerging market country. The risks of investing in foreign and emerging markets securities is discussed below.

Foreign and Emerging Markets Securities

Investors should recognize that investing in securities of companies in foreign and emerging market countries involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies. The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or a Fund’s investments in those countries. In addition, it may be more difficult to obtain a judgment in a court outside the United States.

China Political Risks

The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth. As a result of such reform, the living standards of the 800 million rural workers have improved. Farm reform led to the doubling of China’s farmers’ incomes over the 1980’s. The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry. In addition, a cheap and abundant supply of labor has attracted foreign investment in China. Six special economic zones were set up by the central government providing tax advantages to foreign investors and many more followed at a provincial government level. Further, the Shenzhen and Shanghai Stock Exchanges opened about ten years ago. Class “A” and Class “B” shares are traded on both exchanges. While only resident Chinese can purchase Class “A” shares, foreign investors (such as the Funds) can purchase Class “B” shares. Over the period 1978 to 2004, China’s gross domestic product grew between 9% and 10% per annum. By 1995, China had become one of the world’s major trading nations.

In 1984, China and Britain signed the Joint Declaration, which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date. Obviously, there are risks arising from Hong Kong’s return to China under the “one country two systems” proposal. However, Hong Kong and China are interdependent in terms of tourism, financial services and investment. Guinness Atkinson believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments. Today, Hong Kong’s stock market is one of the largest in the world and is highly liquid and extensively regulated.

Notwithstanding the beliefs of Guinness Atkinson, investors should realize that there are significant risks to investing in China and Hong Kong. The risks include:

(1)	that political instability may arise as a result of indecisive leadership;

(2)	that hard line Marxist Leninists might regain the political initiative;

(3)
that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

(4)	that the threat of armed conflict exists over the unresolved situation concerning Taiwan.

Investors should further realize that the central government of China is communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility. There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful. The issue of “B” shares and “H” shares by Chinese companies and the ability to obtain a “back-door listing” through “Red Chips” is still regarded by the Chinese authorities as an experiment in economic reform. “Back door listing” is a means by which Mainland Chinese Companies acquire and invest in Hong Kong Stock Exchange listed companies (“Red Chips”) to obtain quick access to international listing and international capital. The reformist elements that now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment. The Funds will be highly sensitive to any significant change in political, social or economic policy in China. Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Funds. Guinness Atkinson, however, believes that the process of reform has now gone too far to be easily reversed.

Investment in China at present involves above average risk due to a number of special factors described herein. Investment in the Asia Focus, Asia Pacific Dividend, and China & Hong Kong Funds (collectively, the “Asia Funds”) should be regarded as long term in nature. These Funds are suitable only for those investors who can afford the risks involved and should constitute only a limited part of an investor’s portfolio. The price of these Funds may experience significant fluctuations.

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of a Fund’s limitations on such purchases. Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, each Fund will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

With regard to Mainland China, both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. In addition, the choice of investments available to the Funds will be severely limited as compared with the choice available in other markets due to the small but increasing number of “B” share issues currently available. There is a low level of liquidity in the Chinese securities markets, which are relatively small in terms of both combined total market value and the number of “B” shares available for investment. Shareholders are warned that this could lead to severe price volatility.

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally declines. The magnitude of these fluctuations generally will be greater for securities with longer maturities.

Governmental Credit Risk

The obligations of foreign government entities, including supranational issuers, have various kinds of government support. Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other government with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. All issuers of “B” shares, “H” shares and Red Chips, in which the Funds may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards.

With regard to China, the national regulatory and legal framework for capital markets and joint stock companies is not well developed compared to those of Western countries. Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations. As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

Additional Foreign Currency Considerations

A substantial portion of each Fund’s assets will be invested in securities of entities in foreign markets and a substantial portion of the income received by the Funds will be in foreign currencies. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on a Fund’s performance.

Changes in foreign currency exchange rates also will affect the value of securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments. Further, a Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Each Fund will conduct its their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Each Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when a Fund wishes to use them. Moreover, investors should be aware that in most emerging market countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging market countries no such markets currently exist.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments. A Fund may invest in these investment funds; however, if the acquired investment fund is registered pursuant to the 1940 Act, then the acquiring Fund may not own (i) more than three percent of the total outstanding voting stock of the acquired investment fund, (ii) securities issued by the acquired investment fund having an aggregate value of more than five percent of the total assets of the Fund, or (iii) securities issued by the acquired investment fund and all other registered investment funds having an aggregate value of more than 10 percent of the total assets of the Fund. If a Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. Guinness Atkinson has voluntarily agreed to waive its management fees with respect to the portion of a Fund’s assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

INVESTMENT RESTRICTIONS AND POLICIES

Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund. As used in the prospectus and SAI, the term “majority of the outstanding shares” of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Funds’ investment restrictions set forth in their entirety. In contrast to the investment restrictions described below, investment policies are not fundamental and may be changed by the Board without shareholder approval.

Investment Restrictions

No Fund may:

1.
Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. The Fund may pledge its assets to secure such borrowings.

2.
Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

6.	Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.
Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

None of the Asia Focus, Asia Pacific Dividend, China & Hong Kong, Global Energy, or Global Innovators Funds may:

1.	Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. government securities.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

Code of Ethics

The Trust, Guinness Atkinson and Quasar Distributors, LLC, the distributor of the Funds (the “Distributor”), each has adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust, Guinness Atkinson and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Guinness Atkinson subject to the supervision of the Board and pursuant to authority contained in the Agreement between the Trust and Guinness Atkinson. In selecting brokers or dealers, Guinness Atkinson will consider various relevant factors, including, but not limited to: the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the Funds or to Guinness Atkinson for the Funds’ use, that, in the opinion of the Board, are reasonable and necessary to the Funds’ normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the Funds or to Guinness Atkinson. Such allocation shall be in such amounts as the Trust shall determine and Guinness Atkinson shall report regularly to the Trust, who will in turn report to the Board on the allocation of brokerage for such services.

The receipt of research from brokers or dealers may be useful to Guinness Atkinson in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Guinness Atkinson’s other clients may be useful to Guinness Atkinson in carrying out its obligations to the Funds. The receipt of such research may not reduce Guinness Atkinson’s normal independent research activities.

Guinness Atkinson is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over-the-counter market.

Brokers or dealers who execute portfolio transactions on behalf of a Fund may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Trust determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Guinness Atkinson’s overall responsibilities to a Fund.

It may happen that the same security will be held by other clients of Guinness Atkinson. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Brokerage commissions paid by the Funds were as follows (neither the Alternative Energy Fund nor the Asia Pacific Dividend Fund was in existence during these periods):

Year Ended December 31,	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2005	$55,262	$104,455	$208,112	$67,420
2004	$86,048	$81,256	$2,307**	$40,228
2003*	$197,421*	$106,926*	N/A	$9,946
* The Funds changed investment advisers in fiscal year 2003. Guinness Atkinson, the current investment adviser, employs different criteria for buying and selling securities.
** For the period from June 30, 2004 (commencement of operations) to December 31, 2004.

Soft dollar arrangements paid by the Funds were as follows (neither the Alternative Energy Fund nor the Asia Pacific Dividend Fund was in existence during these periods):

Year Ended December 31,	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2005	$ 0	$ 0	$ 0*	$ 0
2004	$ 0	$ 0	$ 0*	$ 0
2003	$ 1,628	$ 6,032	N/A	$ 0
* For the period from June 30, 2004 (commencement of operations) to December 31, 2004.

The following are the Funds’ portfolio turnover rates (neither the Alternative Energy Fund nor the Asia Pacific Dividend Fund was in existence during these periods):

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/04*	Fiscal Year Ended 12/31/03*
Asia Focus Fund	18.25%	32.41%	114.90%
China & Hong Kong Fund	12.51%	15.37%	28.57%
Global Energy Fund	89.24%	9.96%**	N/A
Global Innovators Fund	27.75%	50.57%	0.00%
* The Funds changed investment advisers in fiscal year 2003. Guinness Atkinson currently employs different criteria for buying and selling securities, which accounts for the significant change in portfolio turnover.

** For the period from June 30, 2004 (commencement of operations) to December 31, 2004.

COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION

NAV Calculation

The net asset value per share (“NAV”) of each of the Alternative Energy, Global Innovators and Global Energy Funds is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fedline System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially these Funds’ NAVs. The NAV of each of the Asia Funds is determined as of 12:30 a.m. Eastern Time on each day the NYSE is open for business and on such other days as there is sufficient trading in the Funds’ securities to affect materially these Funds’ NAVs. All of the Funds will be closed on New Years Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. The liabilities that are charged to a Fund are borne proportionately by each share of the Fund. Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds are conclusive.

An example of how the Funds calculated the total offering price per share as of December 31, 2005 is as follows:

Asia Focus Fund

Net Assets	=	NAV
Shares Outstanding
$36,528,009	=	$12.38
2,949,918

China & Hong Kong Fund

Net Assets	=	NAV
Shares Outstanding
$111,026,687	=	$18.97
5,852,571

Global Energy Fund

Net Assets	=	NAV
Shares Outstanding
$98,738,684	=	$24.62
4,010,996

Global Innovators Fund

Net Assets	=	NAV
Shares Outstanding
$36,366,604	=	$15.14
2,402,640

At March 31, 2006, the NAV for each of the Alternative Energy and Asia Pacific Dividend Funds was $12.50.

Securities Valuation

The Funds will invest in foreign securities, and as a result, the calculation of the Funds’ NAVs may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board. Portfolio securities of a Fund that are traded both on an exchange and in the over-the-counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point. (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board. As of the date of this SAI, such securities will be valued by the latter method. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

Money market instruments with less than sixty days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60 day period that this amortized cost value does not represent fair market value.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by a Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

P(1 + T)[n] = ERV

Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
	ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

  Return After Taxes on Distributions

P(1 + T)[n] = ATVD

Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
ATVD
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption.

Return After Taxes on Distributions and Sale of Fund Shares

P(1 + T)[n] = ATVDR

Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
ATVDR
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption.

In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

A Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund’s performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90-day period. Should any shareholder’s redemption exceed this limitation, a Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf. A Fund will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker or the broker authorized designee.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the first and third quarter holdings reports on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s, Lipper, Bloomberg and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Trust discloses such information as of the end of the most recent calendar month end on Guinness Atkinson Funds’ website, normally with a lag of five to ten business days following the end of the month. The information is then disclosed to third parties after it has been made public on Guinness Atkinson Funds’ website. In addition, the Advisor may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any securities trading, and (3) the recipient will not provide access to third parties to this information.

It is recognized that because, as an affiliate of the Advisor, Guinness Asset Management Ltd. manages other funds in a mirror image fashion to one of the Guinness Atkinson Funds it is possible for the holdings of the Guinness Atkinson Funds to be deduced from disclosures of holdings in those funds (and visa versa). It is accepted that disclosures of holdings in those clients’ portfolio may be disclosed to third parties. The Advisor has, however, undertaken to use its best endeavors to obtain agreements relating to this, similar to those referred to above where such disclosures occur before those Funds’ holdings are made public.

In addition, the Funds’ service providers, consisting of the administrator, custodian, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds. Disclosure of the Funds’ portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer. In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings. The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board. In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

The Advisor will consider any actual or potential conflicts of interest between the Advisor and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Advisor may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Advisor will not authorize such release.

TAX MATTERS

The following is only a summary of certain additional income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carryforwards are subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for April 2006 is 4.26%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below. The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of December 31, 2005 (neither the Alternative Energy Fund nor the Asia Pacific Dividend Fund was in existence on that date).

Year of Expiration	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2006	$(62,854,581)	$(27,516,756)	-	-
2007	(8,451,431)	-	-	-
2008	-	-	-	(1,565,424)
2009	(2,794,130)	-	-	(17,621,884)
2010	(638,053)	(3,556,242)	-	(19,915,748)
2011		(7,305,103)	-	(8,376,172)
2012			-	(4,814,343)
Total	$(74,738,195)	$(38,378,101)	-	$(52,293,571)

For the Asia Focus Fund, $868,572 of capital loss carryover related to the acquisition of the Asia New Economy Fund on January 25, 2002 is remaining to be recognized over the next four years. This amount is subject to an annual limitation of $217,143 under tax rules.

For the China & Hong Kong Fund, $2,067,337 of capital loss carryover related to the acquisition of the Investec Mainland China Fund on April 23, 2003 is remaining to be recognized over the next five years. This amount is subject to an annual limitation of $425,792 over the next four years and $364,169 on the fifth year under tax rules.

For the Global Innovators Fund, $3,074,208 of capital loss carryover related to the acquisitions of the Investec Internet.com Fund and the Wireless World Fund on January 25, 2002 is remaining to be recognized over the next four years. The amount is subject to an annual limitation of $838,362 over the next three years and $559,122 on the fourth year under tax rules.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (as applicable, depending on the type of the Fund) (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, if the Fund invests in marketable stock of a PFIC, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291-1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the Income requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders and may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.

For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund’s assets to be invested in various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, a Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by a Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to years of the Fund beginning in 2005, 2006, or 2007. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “Short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the net tax year.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in a Fund.

MANAGEMENT OF THE TRUST

The Board manages the business and affairs of the Funds. The Board approves all significant agreements between the Funds and companies and individuals that provide services to the Funds. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Disinterested Trustees”). The officers of the Funds manage the day-to-day operations of the Funds. The day-to-day operations of the Funds are always subject to the investment objective of each Fund. The Board supervises the day-to-day operations of the six Funds. Unless otherwise noted, each Trustee and officer’s address is 21550 Oxnard Street, Suite 750, Woodland Hills, California 91367. Trustees and officers of the Trust serve until their resignation, removal or retirement.

Disinterested Trustees
Name and Age	Position Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
James I. Fordwood (59)	Trustee	Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores).	J.L. Energy, Inc., Intoil, Inc., Fior D’Italia.
Dr. Gunter Dufey (66)	Trustee	Since April 1994	Pacific International Business Associates, a consulting firm in Singapore since 2002. Professor (em.) of MBS at The University of Michigan, where he served from 1968 to 2002.	Independent director, four subsidiaries of GMAC in the United States and Canada.
Dr. Bret A. Herscher (46)	Trustee	Since April 1994	President of Pacific Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community that he co-founded.	Strawberry Tree Inc.
J. Brooks Reece, Jr. (59)	Trustee and Chairman	Since April 1994	Vice President of Adcole Corp. a manufacturer of precision measuring machines and sun angle sensors for space satellites.	Adcole Far East Ltd.

Interested Trustee
Name, Address, and Age	Position Held with the Trust	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustee
Timothy W.N. Guinness* 14 Queen Anne’s Gate London, England SW1H 9AA (59)	Trustee	Since August 1998
Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Chairman/CIO of Guinness Atkinson, since November 2002. Joint Chairman of Investec Asset Management Ltd., September 1998 to March 2003.

Investec Global Strategy Fund Limited, Investec International Accumulation Fund Limited, Investec Select Funds Plc, Investec High Income Trust Plc, SR Europe Investment Trust Plc. Atlantis Japan Growth Fund Ltd., Brompton Bicycle Ltd., New Boathouse Capital Ltd., Guinness Asset Management Ltd.

* “Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson.

Officers
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (48)	President	Since April 2003
Chief Executive Officer and Director of Guinness Atkinson, since November 2002. Principal of ORBIS Marketing, a mutual fund marketing and advertising firm since November 2001. Had no business liaisons from March 2001 to November 2001. President of MAXfunds.com from September 2000 to March 2001. Managing Director of Guinness Flight Global Asset Management US (1993-2000).

Rita Dam (39)	Treasurer and Secretary	Since November 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001. Vice President of the Investment Company Administration LLC (1994-July 2001)
Richard F. Cook, Jr. (55)	Chief Compliance Officer	Since December 2005
Employee of Foreside Fund Services, LLC since November 2005, and Managing Director, Foreside Compliance Services LLC, since January 2006. From 2002, Managing Member of NorthLake LLC. From 1985 to 2002, executive officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.

Board Committees

The Board has three standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once a year and met twice during 2005. The four Disinterested Trustees, Dr. Dufey, Mr. Fordwood, Dr. Herscher and Mr. Reece, comprise the Audit Committee.

Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee did not meet during 2005. The four Disinterested Trustees, Dr. Dufey, Mr. Fordwood, Dr. Herscher and Mr. Reece, comprise the Nominating Committee. The Nominating Committee will consider nominees recommended by the Trust’s shareholders. A shareholder should submit any nominations in writing to the Secretary of the Trust at 21550 Oxnard Street, Suite 750, Woodland Hills, California 91367 and shall promptly be distributed to the members of the Committee. However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee..

Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. Although the Valuation Committee generally does not hold formal meetings, the members of the Committee communicate with each other as necessary when a price is not readily available, typically by telephone or by e-mail. Mr. Guinness and Mr. Reece are members of the Valuation Committee.

Ownership in Securities of the Adviser and Distributor and Related Companies; Compensation

As reported to the Trust, none of the Disinterested Trustees nor their immediate family members owns certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

The table below illustrates the compensation paid to each Trustee for the Trust’s most recently completed fiscal year, including payment for out-of-pocket expenses. Each Trustee oversees the six Funds, which are the only mutual funds managed by Guinness Atkinson.

Disinterested Trustee	Aggregate Compensation from the Trust
Dr. Dufey	$20,380
Mr. Fordwood	$13,896
Dr. Herscher	$10,000
Mr. Reece	$13,676
Interested Trustee
Mr. Guinness	$0

As of March 31, 2006, to the best of the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned of record less than 1% of the outstanding shares except for the Alternative Energy and Asia Pacific Dividend Funds.

As of March 31, 2006, Guinness Asset Management, Inc., owned beneficially all of the outstanding shares of the Alternative Energy and Asia Pacific Dividend Funds.

Trustee Ownership in the Funds

As of December 31, 2005, certain of the Trustees owned shares of certain Funds in the following dollar ranges, as indicated below (neither the Alternative Energy Fund nor the Asia Pacific Dividend Fund was in existence on that date):

Amount Invested Key

—	None
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Disinterested Trustee	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	All Funds
Mr. Fordwood	C	C			D
Dr. Dufey	C			B	D
Dr. Herscher		B			B
Mr. Reece	A	A	A		B
Interested Trustee
Mr. Guinness		C			C

Control Persons and Principal Security Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.

As of March 31, 2006, the following shareholders were considered to be the principal shareholders of the Asia Focus, China & Hong Kong, Global Innovators and Global Energy Funds. To the best knowledge of the Trust, all of these shareholders are shareholders of record only and, therefore, are not control persons of those Funds. As of March 31, 2006, Guinness Atkinson owned all the outstanding shares of the Alternative Energy and Asia Pacific Dividend Funds and, therefore, is deemed to control each of these Funds.

Asia Focus Fund
Name and Address	% Record Ownership
Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4122	32.31%
National Financial Services LLC For the Exclusive Benefits of Customers 200 Liberty Street One World Financial Center New York, NY 10281-1003	30.87%
China & Hong Kong Fund
Name and Address	% Record Ownership
Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4122	29.19%
National Financial Services LLC For the Exclusive Benefits of Customers 200 Liberty Street One World Financial Center New York, NY 10281-1003	15.45%

Global Energy Fund
Name and Address	% Record Ownership
National Investor Services Corp 55 Water Street 32nd Floor New York, NY 10041-0028	8.70%
Charles Schwab & Co. Inc. 200 Liberty Street One World Financial Center New York, NY 10281	15.63%
National Financial Services LLC For the Exclusive Benefits of Customers 200 Liberty Street One World Financial Center New York, NY 10281	33.58%
Global Innovators Fund
Name and Address	% Record Ownership
Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4122	27.93%
National Financial Services LLC For the Exclusive Benefits of Customers 200 Liberty Street One World Financial Center New York, NY 10281-1003	13.36%

THE INVESTMENT ADVISER AND ADVISORY AGREEMENT

Guinness Atkinson Asset Management, Inc. furnishes investment advisory services to the Funds. Under the Investment Advisory Agreement (the “Agreement”), Guinness Atkinson directs the investments of the Funds in accordance with the investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Funds may impose by notice in writing to Guinness Atkinson. Guinness Atkinson also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of Guinness Atkinson and of all personnel of the Trust or of Guinness Atkinson performing services relating to research, statistical and investment activities. Guinness Atkinson is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade, consistent with the Funds’ then-current investment objectives, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds. The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

Guinness Atkinson performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

Guinness Atkinson also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as Guinness Atkinson may deem to be desirable. Guinness Atkinson makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board. Guinness Atkinson, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

All other costs and expenses not expressly assumed by Guinness Atkinson under the Agreement or by the Administrator under the administration agreement between it and the Trust, on behalf of the Funds, shall be paid by the Funds from the assets of the Funds, including, but not limited to fees paid to Guinness Atkinson and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Disinterested Trustees, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds’ shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations that the Funds may have to indemnify the officers and Trustees with respect thereto.

Expenses that are attributable to the Funds are charged against the income of the Funds in determining net income for dividend purposes. Guinness Atkinson, from time to time, may voluntarily waive or defer all or a portion of its fees payable under the Agreement.

The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose. The Board or Guinness Atkinson may terminate the Agreement on 60 days’ written notice without penalty. The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act. Prior to April 20, 2003, Investec Asset Management U.S. Limited had served as the investment adviser to the Asia Focus, China & Hong Kong and Global Innovators Funds.

Guinness Atkinson reserves to itself and any successor to its business the right to withdraw the right to use the name “Guinness Atkinson” from a Fund if Guinness Atkinson no longer advises the Fund. Guinness Atkinson also reserves the right to grant the nonexclusive right to use the name “Guinness Atkinson” or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event the Agreement is terminated, each Fund will immediately delete “Guinness Atkinson” from its name and may not use the name “Guinness Atkinson” in any manner thereafter.

As compensation for all services rendered under the Agreement, Guinness Atkinson is entitled to receive annual fees from the Funds, payable monthly, at the following rates:

Fund	Advisory Fee Rate
Asia Funds and the Alternative Energy Fund	1.00% of each such Fund’s average daily net assets
Global Energy* and Global Innovators** Funds	0.75% of each such Fund’s average daily net assets
______________
*	Prior to November 1, 2005, the annual advisory fee for the Global Energy Fund was equal to 0.90% of the Fund’s average daily net assets.
**
Prior to November 1, 2005, the annual advisory fee for the Global Innovators Fund was equal to 0.90% of the Fund’s average daily net assets up to $100 million; 0.75% of average daily net assets between $100 and $500 million, and 0.60% of average daily net assets in excess of $500 million.

Advisory fees and expense reimbursements were as follows (neither the Alternative Energy Fund nor the Asia Pacific Dividend Fund was in existence during these periods):

Fiscal year ended December 31, 2005:	Gross Advisory Fee	Expenses Reimbursed/Recouped

Asia Focus Fund	$332,110	$18,000 (recouped)
China & Hong Kong Fund	$1,125,368	$0
Global Energy Fund	$350,470	$19,217
Global Innovators Fund	$326,087	$560

Fiscal year ended December 31, 2004:	Gross Advisory Fee	Expenses Reimbursed

Asia Focus Fund	$329,341	$18,000
China & Hong Kong Fund	$1,088,676	$0
Global Energy Fund	$3,426	$60,587
Global Innovators Fund	$396,864	$0

Fiscal year ended December 31, 2003:	Gross Advisory Fee	Expenses Reimbursed
		1/1/2003 - 4/25/2003 (Investec)	4/26/2004 - 12/31/2003 (Guinness Atkinson)
Asia Focus Fund	$254,292	$ 0	$ 0
China & Hong Kong Fund	$775,839	$ 54,522	$ 0
Global Energy Fund	N/A	N/A	N/A
Global Innovators Fund	$427,473	$ 92,429	$ 0

The Agreement, with respect to the Asia Focus, China & Hong Kong and Global Innovators Funds, was last approved by the Board on May 7, 2005. The Board approved the Agreement with respect to the Global Energy Fund on May 7, 2004. The Board approved the Agreement with respect to the Alternative Energy and Asia Pacific Dividend Funds on February 24, 2006. A discussion regarding the basis for the Board’s approval of each Agreement is available in the shareholder report for the period in which the Agreement was approved.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Timothy W.N. Guinness and Edmund Harriss co-manage each Fund. In addition to the Funds, Mr. Guinness manages two non-U.S. pooled investment vehicles with total assets of $1.9 billion as of December 31, 2005; no performance-based fees are payable with respect to these vehicles. As of December 31, 2005, neither Mr. Guinness nor Mr. Harriss manages any other investment companies, pooled investment vehicles or accounts.

Fund Ownership

As of December 31, 2005, the portfolio managers beneficially owned shares of the Funds as follows (neither the Alternative Energy Fund nor the Asia Pacific Dividend Fund was in existence on that date):

Amount Invested Key

—	None
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of December 31, 2005
Mr. Guinness
	Asia Focus Fund	-
	China & Hong Kong Fund	C
	Global Energy Fund	-
	Global Innovators Fund	-
Mr. Harriss
	Asia Focus Fund	-
	China & Hong Kong Fund	-
	Global Energy Fund	-
	Global Innovators Fund	-

Conflicts of Interest

It may happen that other accounts managed by the portfolio managers will hold the same securities as those held by the Funds. When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Compensation

Mr. Guinness receives an annual fixed salary plus a bonus based on the profits of the Advisor, Guinness Asset Management and Orbis Marketing, as agreed by Mr. Guinness and Mr. Atkinson each year. Mr. Guinness and Mr. Atkinson each own 50% of the Advisor. Mr. Guinness owns 100% of Guinness Asset Management and Mr. Atkinson owns 100% of Orbis Marketing. Mr. Harriss receives an annual fixed base salary plus an annual bonus based on the total assets of the Asia Funds. Mr. Harriss also benefits from an option agreement that depends upon both length of service and upon growth in the assets of the Funds he manages. Mr. Harriss has been granted options over 10% of the equity in the Advisor. After three years, 5% of these vest, as will further options over an additional 1% of the equity of the Advisor for every additional $20 million of assets in the Funds he manages to a maximum of $100 million or 5% of the equity.

THE ADMINISTRATOR

U.S. Bancorp Fund Services, LLC acts as the Administrator to the Funds under an Administration Agreement. For its services as administrator to the Alternative Energy, Asia Focus, Asia Pacific Dividend and China & Hong Kong Funds, the Administrator is entitled to receive a monthly fee equal to, on an annual basis, a fee, 0.10% of the first $100 million of each Fund’s average daily net assets, 0.05% of the next $100 million of each Fund’s average daily net assets, and 0.03% thereafter, subject to a $20,000 annual minimum, except China & Hong Kong Fund is subject to a $40,000 annual minimum. Prior to April 30, 2005, the Administrator was entitled to receive from each of the Asia Focus and China & Hong Kong Funds a monthly fee equal to, on an annual basis 0.25% of each such Fund’s average daily net assets.

For its services as administrator to the Global Innovators and Global Energy Funds, the Administrator is entitled to receive a monthly fee equal to, on an annual basis, 0.05% of each Fund’s average daily net assets, in each case subject to a $20,000 annual minimum.

Administration fees paid by the Funds were as follows (neither the Alternative Energy Fund nor the Asia Pacific Dividend Fund was in existence during these periods):

Year Ended December 31	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2005	$48,823	$162,353	$19,912	$18,615
2004	$82,335	$272,169	3,405*	$22,048
2003	$63,573	$193,960	N/A	23,749
* For the period from June 30, 2004 (commencement of operations) to December 31, 2004.

DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN
AND SHAREHOLDER SERVICING PLAN

The Trust has entered into a Distribution Agreement with respect to the Funds with Quasar Distributors, LLC, an affiliate of the Administrator. Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds’ shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public.

The Funds will not make separate payments as a result of the Distribution Plan to Guinness Atkinson and the Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to Guinness Atkinson. To the extent that any payments made by the Funds to Guinness Atkinson, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Plan and related agreements were approved by the Board, including all of the “Qualified Trustees” (the Disinterested Trustees who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and their shareholders. The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, Guinness Atkinson will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan. Further, during the term of the Plan, the selection and nomination of the Disinterested Trustees must be committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds’ outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees.

Accounts serviced by financial intermediaries who provide services to Fund shareholders through various no-transaction-fee programs generally charge account servicing fees of around 0.35%, although Schwab’s OneSource program charges 0.40%. These invoices are to be sent to the Funds in accordance with the shareholder servicing plan described below. Each Fund will pay up to 0.25% of these charges through the shareholder servicing plan. Additional costs, which can be substantial, will be borne by the Advisor (or its affiliates) from its own resources.

Shareholder Servicing Plan

Payments made under the Shareholder Servicing Plan to shareholder servicing agents are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent the shareholder servicing agent is permitted to do so under applicable statutes, rules or regulations.

In addition to the payments described above, the Adviser or the Distributor (or their affiliates), from their own resources, may make substantial payments to various financial intermediaries who are not broker-dealers in connection with the sale or servicing of Fund shares sold or held through those intermediaries.

DESCRIPTION OF THE FUNDS

Shareholder and Trustees Liability. Each Fund is a series of the Trust, a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Disinterested non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights. Shares of each Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

SHAREHOLDER REPORTS

Shareholders will receive reports semiannually showing the investments of the Funds and other information. In addition, shareholders will receive annual financial statements audited by the Funds’ independent accountants.

FINANCIAL STATEMENTS

The financial statements of the Funds (other than the Alternative Energy and Asia Pacific Dividend Funds) as of and for the year ended December 31, 2005, are incorporated by reference to the Fund’s 2005 Annual Report filed with the SEC on March 10, 2006. Such report is incorporated herein by reference in reliance upon such report of Tait, Weller & Baker LLP and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited semi-annual financial statements at no additional charge when requesting a copy of the SAI.

PROXY VOTING GUIDELINES

The Trust has delegated to Guinness Atkinson the voting of proxies related to the Funds’ portfolio securities. Guinness Atkinson has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests. In determining its vote, Guinness Atkinson will not subordinate the economic interest of the Trust to any other entity or interested party. Guinness Atkinson will use the following guidelines for each of the following four categories of issues:

Routine Proposals. Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

•	Approval of auditors
•	Election of directors
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes

Non-Routine Proposals. Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. Guinness Atkinson will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the Trust. Non-routine matters include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation
•	Changes in capitalization
•	Increase in number of directors
•	Increase in preferred stock
•	Increase in common stock
•	Stock option plans

Corporate Governance Proposals. Guinness Atkinson will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Dual class voting
•	Classified boards

Shareholder Proposals. Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Guinness Atkinson will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Trust. Shareholder matters include:

•	Annual election of directors
•	Anti-poison pill
•	Anti-greenmail
•	Confidential voting
•	Cumulative voting

Proxy voting will be determined by Guinness Atkinson. Issues not covered by the guidelines will be discussed with the Board. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, (800) 915-6566 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request by calling (800) 915-6566.

GENERAL INFORMATION

Independent Contractors. Guinness Atkinson may enter into agreements with independent contractors to provide shareholder services for a fee. Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Transfer Agent. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Funds. The transfer agent provides record keeping and shareholder services.

Custodian. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian for the Funds. The custodian holds the securities, cash and other assets of the Funds.

Legal Counsel. Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as legal counsel for the Trust.

Independent Auditors. Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 24, Philadelphia, Pennsylvania 19103, audits the financial statements and financial highlights of the Funds and provides reports to the Board.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

APPENDIX A
Description of Moody’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*Aaa: Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

*Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

*A: Bond that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

*Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Commercial Paper Ratings:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime1 or P1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime1 or P1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime2 or P2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*AAA: Debt rated AAA have the highest rating assigned by S&P to a debt obligation. capacity to pay interest and repay principal is extremely strong.

*AA: Debt rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher rated issues only in small degree.

*A: Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

*BBB: Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P’s Commercial Paper Ratings:

S&P’s commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”